Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Navios Maritime Holdings Inc. (the “Company”) does hereby certify, to such officers’ knowledge, that:

(i) the Annual Report on Form 20-F for the year ended December 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 21, 2020	/s/ Angeliki Frangou
Angeliki Frangou
Chief Executive Officer

Date: April 21, 2020	/s/ George Achniotis
George Achniotis
Chief Financial Officer